REITBERGER, POLLEKOFF & KOZAK, P.C.
8133 Leesburg Pike
Suite 550
Vienna, VA  22182

                          INDEPENDENT AUDITORS' REPORT

To the Partners
Asbury Tower Associates Limited Partnership

We have audited the accompanying statements of assets and liabilities of Asbury Tower Associates Limited Partnership, NJHFA Project No.: 61 (a New Jersey limited partnership), as of December 31, 2001 and 2000, and the related statements of operations, partners' deficit, and cash flows for the years then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America, Government Auditing Standards, issued by the Comptroller General of the United States, and the New Jersey Housing Finance Agency Policies and Procedures Manual. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note A1, these financial statements were prepared in conformity with the accounting practices prescribed or permitted by the New Jersey Housing Finance Agency, and are not intended to be a presentation in conformity with accounting principles generally accepted in the United States of America.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Asbury Tower Associates Limited Partnership as of December 31, 2001 and 2000, and the results of its operations, the changes in partners' deficit and cash flows for the years then ended, on the basis of accounting described in Note A1.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole for the years ended December 31, 2001 and 2000. The supplemental information on pages 17 through 23 is presented for the purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued reports dated January 14, 2002 on our consideration of Asbury Tower Associates Limited Partnership's internal controls and on its compliance with specific requirements applicable to major HUD programs, affirmative fair housing and non-discrimination and laws and regulations applicable to the financial statements.

This report is intended solely for the information and use of the management of Asbury Tower Associates Limited Partnership and the New Jersey Mortgage Housing Finance Agency and should not be used for any other purpose.

We  certify  that we have met the  licensing  requirements  of the  State of New
Jersey.


                                            Reitberger, Pollekoff & Kozak, P.C.

Vienna, Virginia
January 14, 2002
Lead Auditor: Robert A. Kozak               EIN:  54-1639552

BDO SEIDMAN, LLP

INDEPENDENT AUDITORS' REPORT


To the Partners
Campbell Terrace Associates
Chicago, Illinois

We have audited the accompanying balance sheets of Campbell Terrace Associates (a Limited Partnership) (IHDA Development No. ML-178) as of December 31, 2001 and 2000, and the related statements of income, partners' equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Campbell Terrace Associates as of December 31, 2001 and 2000, and the results of its operations and cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States.

In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs, issued by the U.S. Department of Housing and Urban Development, Office of the Inspector General, we have also issued a report dated January 25, 2002 on our consideration of Campbell Terrace Associates' internal control and reports dated January 25, 2002 on its compliance with specific requirements applicable to major HUD programs, and specific requirements applicable to Fair Housing and Non-Discrimination. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplemental material shown on Pages 20 through 24 is presented for purposes of additional analysis and is not a required part of the basic financial statements of Campbell Terrace Associates. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.





Certified Public Accountants


/s/ BDO Seidman, LLP




Chicago, Illinois
January 25, 2002

CARBIS, WALKER AND ASSOCIATES, LLP
2599 Wilmington Road
New Castle, PA  16105
(724) 658-1565


                          INDEPENDENT AUDITORS' REPORT


To the Partners
Canonsburg Housing Associates
Washington, Pennsylvania

         We have audited the accompanying balance sheets of the Canonsburg Housing Associates Project No. R-169-8E, a limited partnership, as of December 31, 2001 and 2000, and the related statements of income, partners' equity, and cash flows for each of the two years in the period ended December 31, 2001. These financial statements are the responsibility of the Project's management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in "Government Auditing Standards" issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Canonsburg Housing Associates Project No. R-169-8E, as of December 31, 2001 and 2000, and the results of its operations, changes in partners' equity, and its cash flows for each of the two years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

         In accordance with the "Government Auditing Standards," we have also issued our report dated January 17, 2002, on our consideration of the Project's internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts, and grants. That report is an integral part of an audit performed in accordance with "Government Auditing Standards" and should be read in conjunction with this report in considering the results of our audits.

         Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information listed in the table of contents is presented for the purposes of additional analysis and is not a required part of the basic financial statements of the Canonsburg Housing Associates Project No. R-169-8E. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.


Carbis, Walker and Associates, Certified Public Accountants

New Castle, Pennsylvania
January 17, 2002

                          INDEPENDENT AUDITORS' REPORT


To the Partners
Char House Highrise Associates
Washington, Pennsylvania

         We have audited the accompanying balance sheets of the Char House Highrise Associates Project No. R-170-8E, a limited partnership, as of December 31, 2001 and 2000, and the related statements of income, partners' equity, and cash flows for each of the two years in the period ended December 31, 2001. These financial statements are the responsibility of the Project's management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in "Government Auditing Standards" issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Char House Highrise Associates Project No. R-170-8E as of December 31, 2001 and 2000, and the results of its operations, changes in partners' equity, and its cash flows for each of the two years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

         In accordance with "Government Auditing Standards," we have also issued our report dated January 17, 2002, on our consideration of the Project's internal control over financial reporting and our tests of compliance with certain provisions of laws, regulations, contracts and grants. That report is an integral part of an audit performed in accordance with "Government Auditing Standards" and should be read in conjunction with this report in considering the results of our audits.

         Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information listed in the table of contents is presented for the purposes of additional analysis and is not a required part of the basic financial statements of Char House Highrise Associates Project No. R-170-8E. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.



/s/ Carbis Walker & Associates, LLP
Certified Public Accountants


New Castle, Pennsylvania
January 17, 2002

VIRCHOW KRAUSE & COMPANY, LLP
PO Box 7398
Madison, WI  53707
(608) 240-2354

                          INDEPENDENT AUDITORS' REPORT


To the Partners
Chippewa County Housing Partners
Middleton, Wisconsin


We have audited the accompanying balance sheets of Chippewa County Housing Partners as of December 31, 2001 and 2000, and the related statements of operations and partners' capital and cash flows for the years then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Chippewa County Housing Partners as of December 31, 2001 and 2000, and the results of its operations and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated January 18, 2002, on our consideration of the partnership's internal control, and reports dated January 18, 2002, on its compliance with specific requirements applicable to the major and nonmajor programs, and specific requirements applicable to Fair Housing and Non-Discrimination. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information provided, as identified in the table of contents, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.


                                            VIRCHOW, KRAUSE & COMPANY, LLP



Madison, Wisconsin
January 18, 2002

                             D'ARATA & COMPANY, LLP
                              1230 DELAWARE AVENUE
                             BUFFALO, NEW YORK 14209
                                 (716) 842-3900





                          INDEPENDENT AUDITOR=S REPORT



To the Partners
Clarkson Associates of Wellington Woods
Limited Partnership
Brockport, New York

We have audited the accompanying consolidated balance sheets of Clarkson Associates of Wellington Woods Limited Partnership (a Partnership) as of December 31, 2001 and 2000, and the related statements of income and retained earnings, and cash flows for the years then ended. These financial statements are the responsibility of Company=s management. Our responsibility is to express an opinion on these statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, except for the effects of the matter discussed in the preceding paragraph, the financial referred to above present fairly, in all material respects, the financial position of Clarkson Associates of Wellington Woods Limited Partnership as of December 31, 2001 and 2000, and the results of its operations and cash flows for the years then ended in conformity with generally accepted accounting principles.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying schedules of surplus cash, available distributions and income and expenses on pages 14 and 15 are presented for purposes of additional analysis and are not a required part of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.







January 25, 2002

                            ABDO, EICK & MEYERS, LLP
                            7241 Ohms Lane, Suite 200
                          Minneapolis, Minnesota 55439
                                 (952) 835-9090

INDEPENDENT AUDITOR'S REPORT

To the Partners
Clearfield Hills II Limited Partnership
Clearfield, Utah


We have audited the accompanying balance sheets of Clearfield Hills II Limited Partnership (the Partnership) as of December 31, 2001 and 2000 and the related statements of operations, changes in partners' deficit and cash flows for the years then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Partnership as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information (shown on pages 10-13) is presented for the purpose of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.





January 22, 2002                                       ABDO, EICK & MEYERS, LLP
Minneapolis, Minnesota                             Certified Public Accountants

MARKS, PANETH AND SHRON, LLP
622 Third Avenue
New York, NY  10017
(212) 503-6380

                          Independent Auditors' Report



To the Partners of
Crescent Gardens Associates


We have audited the accompanying Balance Sheets of Crescent Gardens Associates (a Limited Partnership) FHA Project No. 053-35201-PM-PAH-L8, as of December 31, 2001 and 2000, and the related statements of Profit and Loss, Partners' Equity and Cash Flows for each of the two years in the period ended December 31, 2001. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Crescent Gardens Associates as of December 31, 2001 and 2000, and the results of its operations, changes in partners' equity and its cash flows for each of the two years in the period ended December 31, 2001 in conformity with accounting principles generally accepted in the United States of America.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supporting data (shown on pages 13 to 15) is presented for the purposes of additional analysis and is not a required part of the basic financial statements of Crescent Gardens Associates. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements, and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued a report dated January 17, 2002 on our consideration of the Partnerships internal controls and reports dated January 17, 2002 on its compliance with laws and regulations.




Marks Paneth & Shron LLP

January 17, 2002

                          INDEPENDENT AUDITORS' REPORT


To the Partners
Diakonia Associates Limited Partnership

         We have audited the accompanying balance sheet of Diakonia Associates Limited Partnership, R.I.H.M.F.C. Project No. R143-H023-022, as of June 30,
2001, and the related statements of operations, partners' equity (deficit) and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

         We conducted our audit in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         As described in note A to the financial statements, the partnership's financial statements have been prepared on the basis of accounting and reporting practices prescribed by the U.S. Department of Housing and Urban Development
(HUD). These prescribed practices are a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Diakonia Associates Limited Partnership as of June 30, 2001, and the results of its operations, the changes in partners' equity (deficit) and cash flows for the year then ended, on the basis of accounting described in note A.

         As discussed in note G to the financial statements, there is a contract to purchase the property.

         Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 19 through 25 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

         In accordance with Government Auditing Standards and the "Consolidated Audit Guide for Audits of HUD Programs," we have also issued reports dated August 16, 2001 on our consideration of Diakonia Associates Limited Partnership's internal control and on its compliance with specific requirements applicable to R.I.H.M.F.C programs and fair housing and non-discrimination. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

/s/ Reznick Fedder & Silverman


Bethesda, Maryland                           Taxpayer Identification Number:
August 16, 2001                                 52-1088612

Lead Auditor: Renee G. Scruggs

                          INDEPENDENT AUDITORS' REPORT


To the Partners
Diakonia Associates Limited Partnership

         We have audited the accompanying balance sheet of Diakonia Associates Limited Partnership, R.I.H.M.F.C. Project No. R143-H023-022, as of June 30,
2000, and the related statements of operations, partners' equity (deficit) and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

         We conducted our audit in accordance with auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         As described in note A to the financial statements, the partnership's financial statements have been prepared on the basis of accounting and reporting practices prescribed by the U.S. Department of Housing and Urban Development
(HUD). These prescribed practices are a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Diakonia Associates Limited Partnership as of June 30, 2000, and the results of its operations, changes in partners' equity (deficit) and cash flows for the year then ended, in conformity with generally accepted accounting principles.

         Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 18 through 27 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

         In accordance with Government Auditing Standards and the "Consolidated Audit Guide for Audits of HUD Programs," we have also issued reports dated September 8, 2000 on our consideration of Diakonia Associates Limited Partnership's internal control and on its compliance with specific requirements applicable to R.I.H.M.F.C programs and fair housing and non-discrimination. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

/s/ Reznick Fedder & Silverman


Bethesda, Maryland                                  Federal Employer
September 8, 2000                                   Identification Number:
                                                      52-1088612

Lead Auditor: Renee G. Scruggs

                                               SUBY, VON HADEN, ASSOCIATES, S.C.
                                                   CERTIFIED PUBLIC ACCOUNTANTS

                          INDEPENDENT AUDITORS' REPORT

To the Partners
Galesburg Housing Partners
(A Wisconsin General Partnership)
Madison, Wisconsin

We have audited the accompanying balance sheet of HUD Project No. IL06-8023-001 of Galesburg Housing Partners (A Wisconsin General Partnership) as of December 31, 2001, and the related statements of loss, partners' deficit and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements of Pebble Valley Housing Partners Limited Partnership as of and for the year end December 31, 2000, were audited by other accountants whose report dated January 12, 2001, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Galesburg Housing Partners as of December 31, 2001, and the results of its operations, changes in partners' capital and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated January 16, 2002, on our consideration of Galesburg Housing Partners' internal control; and reports dated January 17, 2002 on its compliance with specific requirements applicable to major HUD programs, and specific requirements applicable to Fair Housing and Non- Discrimination. Those reports are an integral part of an audit performed in accordance with U.S. Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

January 16, 2002
Suby, Von Haden & Associates, S.C.

Lead auditor: Glen E. Weyenberg, CPA
Title: Principal
ID #39-1203191
E-mail: wyenbergg@sva.com

ACCOUNTANTS AND MANAGEMENT CONSULTANTS
Grant Thornton LLP
The US Member Firm of
Grant Thornton International

                              REPORT OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS



Partners
Galesburg Housing Partners

We have audited the accompanying balance sheets of Galesburg Housing Partners (a Wisconsin general partnership), HUD Project No. IL06-8023-001 as of December 31, 2000 and 1999, and the related statements of earnings, partners' equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Galesburg Housing Partners, HUD Project No. IL06-8023-001 as of December 31, 2000 and 1999, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued reports dated January 12, 2001 on our consideration of Galesburg Housing Partners' internal controls and on its compliance with laws and regulations. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

/s/ Grant Thornton LLP


Madison, Wisconsin
January 12, 2001

                           Ziner, Kennedy & Lehan LLP



                          INDEPENDENT AUDITORS' REPORT

To the Partners of
Glenridge Development Company

         We have audited the accompanying balance sheet of Glenridge Development Company (a Maine limited partnership) (Project No.022-44026 LPD-RAP) as of December 31, 2001 and the related statements of changes in partners' equity, income and cash flows for the year then ended. These financial statements are the responsibility of the Glenridge Development Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

         We conducted our audit in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Glenridge Development Company as of December 31, 2001, and the results of its operations, its cash flows and its changes in partners' equity for the year then ended in conformity with accounting principles generally accepted in the United States of America.

         In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated February 6, 2002, on our consideration of Glenridge Development Company's internal control and reports dated February 6, 2002 on its compliance with specific requirements applicable to major HUD programs, and specific requirements applicable to Fair Housing and Non- Discrimination. The report are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.


Ziner, Kennedy & Lehan LLP

February 6, 2002
Boston, Massachusetts

                           Ziner, Kennedy & Lehan LLP



                          INDEPENDENT AUDITORS' REPORT

To the Partners of
Glenridge Development Company

         We have audited the accompanying balance sheet of Glenridge Development Company (a Maine limited partnership) (Project No.022-44026 LPD-RAP) as of December 31, 2000 and the related statements of changes in partners' equity, income and cash flows for the year then ended. These financial statements are the responsibility of the Glenridge Development Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Glenridge Development Company as of December 31, 2000, and the results of its operations, its cash flows and its changes in partners' equity for the year then ended in conformity with accounting principles.

         In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated March 9, 2001, on our consideration of Glenridge Development Company's internal control and reports dated March 9, 2001 on its compliance with specific requirements applicable to major HUD programs, and specific requirements applicable to Fair Housing and Non- Discrimination. The report are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.


Ziner, Kennedy & Lehan LLP

March 9, 2001
Quincy, Massachusetts

ASHER & COMPANY, LTD.
1845 Walnut Street
Philadelphia, PA  19103


                          INDEPENDENT AUDITORS' REPORT

THE PARTNERS
HARBORVIEW APARTMENTS ASSOCIATES
MARLTON, NEW JERSEY

     We have audited the accompanying balance sheets of HARBORVIEW APARTMENTS ASSOCIATES (A LIMITED PARTNERSHIP), HUD PROJECT NO. 056-35019-LD, as of December 31, 2001 and 2000, and the related statements of loss, Partners' capital and cash flows for the year ended December 31, 2001. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the balance sheets of HARBORVIEW APARTMENTS ASSOCIATES (A LIMITED PARTNERSHIP), HUD PROJECT NO. 056-35019-LD, as of December 31, 2001 and 2000, and the results of its operations, changes in its Partners' capital and its cash flows for the year ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

PAGE TWO
THE PARTNERS
HARBORVIEW APARTMENTS ASSOCIATES




         In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs, issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated January 17, 2002 on our consideration of HARBORVIEW APARTMENTS ASSOCIATES' (A LIMITED PARTNERSHIP), HUD PROJECT NO. 056-35019-LD, internal control and reports dated January 17, 2002 on its compliance with specific requirements applicable to major HUD programs and specific requirements applicable to fair housing and non-discrimination. Those reports are an integral part of an audit performed with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.




                                                          ASHER & COMPANY, Ltd.

PHILADELPHIA, PENNSYLVANIA
JANUARY 17, 2002

                          Independent Auditors' Report



To the Partners
Highland Village Associates


We have audited the accompanying balance sheet of Highland Village Associates (A Limited Partnership), MHFA Project No. 71-143-N, at December 31, 2001 and 2000 and the related statements of income, changes in partners' equity and cash flows for the years then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and GOVERNMENT AUDITING STANDARDS, issued by the Comptroller General of the United States. These standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Highland Village Associates (A Limited Partnership) at December 31, 2001 and 2000 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with GOVERNMENT AUDITING STANDARDS, we have also issued a report dated January 25, 2002, on our consideration of Highland Village Associates' internal control, a report dated January 25, 2002, on its compliance with laws and regulations, and a report dated January 25, 2002, on its compliance with specific requirements applicable to major HUD programs.



                                                       PANNELL KERR FORSTER, PC



January 25, 2002

                          INDEPENDENT AUDITORS' REPORT


To the Partners
Jewish Federation Associates
  Limited Partnership

         We have audited the accompanying balance sheets of Jewish Federation Associates Limited Partnership as of December 31, 2001 and 2000, and the related statements of profit and loss, partners' equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Jewish Federation Associates Limited Partnership as of December 31, 2001 and 2000, and the results of its operations, the changes in partners' equity and cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                /S/ REZNICK FEDDER & SILVERMAN


Bethesda, Maryland
January 21, 2002

                          INDEPENDENT AUDITORS' REPORT



To the Partners
Lakes of Northdale Limited Partnership

         We have audited the accompanying balance sheets of Lakes of Northdale Limited Partnership as of December 31, 2001 and 2000, and the related statements of operations, partners' deficit and cash flows for the years then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lakes of Northdale Limited Partnership as of December 31, 2001 and 2000, and the results of its operations, the changes in partners' deficit and cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

         As discussed in note G to the financial statements, the partnership's partners have entered into an agreement to sell their respective partnership interests to an unrelated third party.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 15 and 16 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.


                                                /S/ REZNICK FEDDER & SILVERMAN

Bethesda, Maryland
January 23, 2002, except for
    note G as to which the date
    is March 19, 2002

                          INDEPENDENT AUDITORS' REPORT


To the Partners
Liberty Tower Associates
Washington, Pennsylvania

         We have audited the accompanying balance sheets of the Liberty Tower Associates Project No. R-653- 8E, a limited partnership, as of December 31, 2001 and 2000, and the related statements of income, partners' equity, and cash flows for each of the two years in the period ended December 31, 2001. These financial statements are the responsibility of the Project's management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with auditing standards generally accepted in the United States of America and the standards applicable to financial audits contained in "Government Auditing Standards" issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Liberty Tower Associates Project No. R-653-8E, as of December 31, 2001 and 2000, and the results of its operations, changes in partners' equity, and its cash flows for each of the two years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.

         In accordance with "Government Auditing Standards," we have also issued our report dated January 17, 2002, on our consideration of the Project's internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations, contracts and grants. That report is an integral part of an audit performed in accordance with "Government Auditing Standards" and should be read in conjunction with this report in considering the results of our audits.

         Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplementary information listed in the table of contents is presented for the purposes of additional analysis and is not a required part of the basic financial statements of the Liberty Tower Associates Project No. R-653-8E. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the basic financial statements taken as a whole.


/s/ Carbis Walker & Associates, LLP
Certified Public Accountants

New Castle, Pennsylvania
January 17, 2002

REITBERGER, POLLEKOFF & KOZAK, P.C.
8133 Leesburg Pike
Suite 550
Vienna, VA  22182

                          INDEPENDENT AUDITORS' REPORT


To the Partners
Lihue II Associates
c/o CRI, Inc.
11200 Rockville Pike
Rockville, MD  20852

We have audited the accompanying balance sheet of Lihue II Associates (a Washington Limited Partnership) USDA-RD Project No. 61-003-911214829 as of December 31, 2001, and the related statements of operations, changes in partners' deficit, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lihue II Associates (a Washington Limited Partnership) USDA-RD Project No. 61-003- 911214829 as of December 31, 2001, and the results of its operations, changes in partners' deficit, and cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued a report dated February 10, 2002 on our consideration of Lihue II Associates' internal control structure and a report dated February 10, 2002 on its compliance with laws and regulations.


                                            Reitberger, Pollekoff & Kozak, P.C.

Vienna, Virginia
February 10, 2002
Lead Auditor:  Robert A. Kozak              EIN: 54-1639552

                          INDEPENDENT AUDITORS' REPORT



To the Partners
Lihue II Associates
c/o CRI, Inc.
11200 Rockville Pike
Rockville, MD  20852

We have audited the accompanying balance sheet of Lihue II Associates (a Washington Limited Partnership) USDA-RD Project No. 61-003-911214829 as of December 31, 2000, and the related statements of operations, changes in partners' deficit, and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lihue II Associates (a Washington Limited Partnership) USDA-RD Project No. 61-003- 911214829 as of December 31, 2000, and the results of its operations, changes in partners' deficit, and cash flows for the year then ended, in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards, we have also issued a report dated January 28, 2001 on our consideration of Lihue II Associates' internal control structure and a report dated January 28, 2001 on its compliance with laws and regulations.



                                            Reitberger, Pollekoff & Kozak, P.C.


Vienna, Virginia
January 28, 2001

                          INDEPENDENT AUDITORS' REPORT


                          INDEPENDENT AUDITORS' REPORT


To the Partners                                                January 23, 2002
Madison Square Limited Dividend Housing Association


         We have audited the accompanying balance sheets of Madison Square Limited Dividend Housing Association (a Michigan Limited Partnership), as of December 31, 2001, 2000 and 1999, and the related statements of profit and loss, changes in partners' deficit and cash flows for the years then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Madison Square Limited Dividend Housing Association as of December 31, 2001, 2000 and 1999 and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

         Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly presented in all material respects in relation to the basic financial statements taken as a whole.


                                                Maner, Costerisan & Ellis, P.C.

                                               SUBY, VON HADEN, ASSOCIATES, S.C.
                                                   CERTIFIED PUBLIC ACCOUNTANTS

                          INDEPENDENT AUDITORS' REPORT

To the Partners
Naperville Housing Partners
(An Illinois General Partnership)
Madison, Wisconsin

We have audited the accompanying balance sheet of IHDA Project No. ML-177 of Naperville Housing Partners (An Illinois General Partnership) as of December 31, 2001, and the related statements of loss, partners' deficit and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements of Pebble Valley Housing Partners Limited Partnership as of and for the year end December 31, 2000, were audited by other accountants whose report dated January 11, 2001, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Naperville Housing Partners as of December 31, 2001, and the results of its operations, changes in partners' capital and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated January 28, 2002, on our consideration of Naperville Housing Partners' internal control; and reports dated January 28, 2002 on its compliance with specific requirements applicable to major HUD programs, and specific requirements applicable to Fair Housing and Non-Discrimination. Those reports are an integral part of an audit performed in accordance with U.S. Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

January 28, 2002
Suby, Von Haden & Associates, S.C.

Lead auditor: Glen E. Weyenberg, CPA
Title: Principal
ID #39-1203191
Phone number: (608) 831-8181

ACCOUNTANTS AND MANAGEMENT CONSULTANTS
Grant Thornton LLP
The US Member Firm of
Grant Thornton International

                              REPORT OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS



Partners
Naperville Housing Partners


We have audited the accompanying balance sheets of Naperville Housing Partners (an Illinois limited partnership), IHDA Project No. ML-177 as of December 31, 2000 and 1999, and the related statements of earnings, deficit in partners' equity and cash flows for the years then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States of America and the Illinois Housing Development Authority's Financial Reporting and Audit Guidelines for Mortgagors of Multi-Family Housing Developments. Those standards and guidelines require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Naperville Housing Partners, IHDA Project No. ML-177 as of December 31, 2000 and 1999, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, we have also issued reports dated January 11, 2001 on our consideration of Naperville Housing Partners' internal controls and on its compliance with laws and regulations. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

/s/ Grant Thornton LLP

Madison, Wisconsin
January 11, 2001

ERNST & YOUNG      Ernst & Young LLP                  Phone: (317) 681-7000
                   111 Monument Circle, Suite 2600    Fax:     (317) 681-7216
                   P.O. Box 44972                     www.ey.com
                   Indianapolis, Indiana  46204-2094


Report of Independent Auditors

To the Partners
Natick Associates

We have audited the accompanying balance sheet of Natick Associates, a limited partnership--RIHMFC Project Number R143-H023-020 as of November 30, 2001 and the related statements of changes of profit and loss, partners' equity and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States and the standards of financial audits contained in Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Natick Associates as of November 30, 2001, and the results of its operations and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States.

In accordance with Government Auditing Standards we have also issued our report dated February 22, 2002, on our consideration of the Partnership's internal control over financial reporting and our tests of its compliance with certain provisions of laws, regulations and contracts. That report is an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audit was conducted for the purpose of forming an opinion on the financial statements taken as a whole. The supporting data listed on the contents page is presented for purposes of additional analysis and is not a required part of the financial statements. Such data has been subjected to the auditing procedures applied in the audit of the financial statements and, in our opinion, is fairly stated, in all material respects, in relation to the financial statements taken as a whole.

Ernst & Young LLP
February 22, 2002

                          INDEPENDENT AUDITORS' REPORT


To the Partners
Natick Associates

         We have audited the accompanying balance sheet of Natick Associates as of November 30, 2000, and the related statements of operations, partners' equity (deficit) and cash flows for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         As described in note A to the financial statements, the partnership's financial statements have been prepared on the basis of accounting and reporting practices prescribed by the U.S. Department of Housing and Urban Development
(HUD). These prescribed practices are a comprehensive basis of accounting other than generally accepted accounting principles.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Natick Associates as of November 30, 2000, and the results of its operations, changes in partners' equity (deficit) and cash flows for the year then ended, on the basis of accounting described in note A. As discussed in note G to the financial statements, there is a letter of intent to purchase the property.

         Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information on pages 20 through 28 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

         In accordance with Government Auditing Standards and the "Consolidated Audit Guide for Audits of HUD Programs," we have also issued reports dated December 27, 2000 on our consideration of Natick Associates' internal control and on its compliance with specific requirements applicable to major Rhode Island Housing and Mortgage Finance Corporation programs and fair housing and non- discrimination. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

         This report is intended solely for the information and use of the audit committee, management, others within the organization, and the Department of Housing and Urban Development and is not intended to be and should not be used by anyone other than these specified parties.



         /s/ Reznick Fedder & Silverman


Bethesda, Maryland
December 27, 2000

Reitberger, Pollekoff & Kozak, P.C.
8133 Leesburg Pike
Suite 550
Vienna, VA  22182


                          INDEPENDENT AUDITORS' REPORT


To the Partners
Northridge Park Limited Partnership

We have audited the accompanying balance sheets of Northridge Park Limited Partnership as of December 31, 2001 and 2000, and the related statements of operations, partners' deficit, and cash flows for the years then ended. These financial statements are the responsibility of the management of Northridge Park Limited Partnership. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Northridge Park Limited Partnership as of December 31, 2001 and 2000, and the results of its operations, the changes in partners' deficit and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary data on pages 22 through 28 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.

In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs, we have also issued reports dated January 15, 2002, on our consideration of Northridge Park Limited Partnership' internal controls and on its compliance with specific requirements applicable to major HUD programs, laws and regulations applicable to the financial statements and specific requirements applicable to affirmative fair housing.


                                           Reitberger, Pollekoff & Kozak, P.C.


Vienna, Virginia
January 15, 2002
Lead Auditor:  Robert A. Kozak             EIN: 54-1639552

REITBERGER, POLLEKOFF & KOZAK, P.C.
8133 Leesburg Pike
Suite 550
Vienna, VA  22182

                          INDEPENDENT AUDITORS' REPORT

TO THE PARTNERS
PILGRIM TOWER EAST ASSOCIATES
PASADENA, CALIFORNIA

We have audited the accompanying balance sheets of Pilgrim Tower East Associates (A California Limited Partnership), C.H.F.A. Project No.: 750175 as of December 31, 2001 and 2000 and the related statements of profit and loss, partners' equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America, Government Auditing Standards, issued by the Comptroller General of the United States, the Consolidated Audit Guide issued by the U.S. Department of Housing and Urban Development, Office of the Inspector General and California Housing Finance Agency "Audited Financial Statements Handbook for Multifamily Rental Housing Financed by the California Housing Finance Agency." Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pilgrim Tower East Associates C.H.F.A. Project No.: 750175 as of December 31, 2001 and 2000, and the results of its operations, changes in partners' equity (deficit) and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supporting data on pages 15 through 19 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such data has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued reports dated January 17, 2002 on our consideration of Pilgrim Tower East Associates' internal control structure and on its compliance with specific requirements applicable to the financial statements.

                                            Reitberger, Pollekoff & Kozak, P.C.

Vienna, Virginia
January 17, 2002
LEAD AUDITOR:  ROBERT A. KOZAK              EIN:  54-1639552

Reitberger, Pollekoff & Kozak, P.C.
8133 Leesburg Pike
Suite 550
Vienna, VA  22182

                          INDEPENDENT AUDITORS' REPORT

TO THE PARTNERS
PILGRIM TOWER NORTH ASSOCIATES
PASADENA, CALIFORNIA

We have audited the accompanying balance sheet of Pilgrim Tower North Associates (a California Limited Partnership), F.H.A. Project No.: 122-44601 as of December 31, 2001 and the related statements of profit and loss, partners' equity and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pilgrim Tower North Associates F.H.A. Project No.: 122-44601 as of December 31, 2001, and the results of its operations, changes in partners' equity and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supporting data on Pages 14 through 16 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such data has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued reports dated January 17, 2002 on our consideration of Pilgrim Tower North Associates' internal control structure and on its compliance with specific requirements applicable to major HUD programs, affirmative fair housing, and laws and regulations applicable to the financial statements.


                                           Reitberger, Pollekoff & Kozak, P.C.
Vienna, Virginia
January 17, 2002
Lead Auditor:  Robert A. Kozak             EIN:  54-1639552

                          INDEPENDENT AUDITORS' REPORT

TO THE PARTNERS
PILGRIM TOWER NORTH ASSOCIATES
PASADENA, CALIFORNIA

We have audited the accompanying balance sheet of Pilgrim Tower North Associates (a California Limited Partnership), F.H.A. Project No.: 122-44601 as of December 31, 2000 and the related statements of profit and loss, partners' equity and cash flows for the year then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pilgrim Tower North Associates F.H.A. Project No.: 122-44601 as of December 31, 2000, and the results of its operations, changes in partners' equity and cash flows for the year then ended in conformity with generally accepted accounting principles.

Our audit was made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supporting data on Pages 14 through 16 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such data has been subjected to the audit procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

In accordance with Government Auditing Standards, we have also issued reports dated January 9, 2001 on our consideration of Pilgrim Tower North Associates' internal control structure and on its compliance with specific requirements applicable to major HUD programs, affirmative fair housing, and laws and regulations applicable to the financial statements.


/s/ Reitberger, Pollekoff & Kozak, P.C.

Vienna, Virginia
January 9, 2001
Lead Auditor:  Robert A. Kozak                               EIN:  54-1639552

VIRCHOW KRAUSE & COMPANY, LLP
PO Box 7398
Madison, WI  53707
(608) 240-2354

                          INDEPENDENT AUDITORS' REPORT


To the Partners
Riverview Manor Company Limited Partnership
Middleton, Wisconsin


We have audited the accompanying balance sheets of Riverview Manor Company Limited Partnership as of December 31, 2001 and 2000, and the related statements of operations and partners' capital and cash flows for the years then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Riverview Manor Company Limited Partnership as of December 31, 2001 and 2000, and the results of its operations and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated January 18, 2002, on our consideration of the partnership's internal control, and reports dated January 18, 2002, on its compliance with specific requirements applicable to the major and nonmajor programs, and specific requirements applicable to Fair Housing and Non-Discrimination. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audit.

Our audits were conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information provided, as identified in the table of contents, is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.


                                                VIRCHOW, KRAUSE & COMPANY, LLP



Madison, Wisconsin
January 18, 2002

                          MAYER, HOFFMAN, MCCANN, L.C.
                                420 NICHOLS ROAD
                              KANSAS CITY, MO 64112
                                  (816)968-1900


                          INDEPENDENT AUDITORS' REPORT

To the Partners

SHAWNEE HEIGHTS, L.P.

We have audited the accompanying balance sheet of Shawnee Heights, L.P., (a limited partnership), as of May 30, 2001, and the related statements of profit and loss, changes in partners' equity, and cash flows for the period from January 1, 2001 through May 30, 2001. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with U.S. generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Shawnee Heights, L.P. as of May 30, 2001, and the results of its operations and its cash flows for the period from January 1, 2001 through May 30, 2001 in conformity with U.S. generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Partnership will continue as a going concern. As discussed in Note (5) to the financial statements, subsequent to May 30, 2001, the Partnership sold its apartment complex which was the sole revenue source of the Partnership. Accordingly, there is substantial doubt about the Partnership continuing as a going concern.


/s/ Mayer, Hoffman, McCann, L.C.


June 15, 2001

                          INDEPENDENT AUDITORS' REPORT

To the Partners
SHAWNEE HEIGHTS, L.P.

We have audited the accompanying balance sheets of Shawnee Heights, L.P., HUD Project No. 084- 44151-LDP (a limited partnership), as of December 31, 2000 and 1999, and the related statements of profit and loss, changes in partners' equity, and cash flows for the years ended December 31, 2000, 1999 and 1998. These financial statements are the responsibility of the Project's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Shawnee Heights, L.P. as of December 31, 2000 and 1999, and the results of its operations and its cash flows for the years ended December 31, 2000, 1999 and 1998 in conformity with generally accepted accounting principles.

In accordance with Government Auditing Standards and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated January 11, 2001 on our consideration of Shawnee Heights, L.P.'s internal control structure, and reports dated January 11, 2001, on its compliance with specific requirements applicable to major HUD programs and specific requirements applicable to Affirmative Fair Housing and Non-Discrimination.


/s/ Mayer Hoffman McCann L.C.

January 11, 2001
Kansas City, Missouri

                          PHILIP ROOTBERG & COMPANY LLP
                               SOUTH WACKER DRIVE
                                   Suite 1800
                                CHICAGO, IL 60606


                          Independent Auditor's Report


To the Partners
Southwest Development Company


We have audited the accompanying balance sheet of Southwest Development Company (a limited partnership) - IHDA Project No. ML-21 as of December 31, 2001 and 2000, and the related statements of partners' capital, operations and cash flows for the years then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with U.S. generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Southwest Development Company - IHDA Project No. ML-21 as of December 31, 2001 and 2000, and the results of its operations, partners' capital and its cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.

In accordance with Government Auditing Standards, the Illinois Housing Development Authority=s Financial Reporting and Audit Guidelines for Mortgagors of Multifamily Housing Developments and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated January 22, 2002, on our consideration of the Partnership's internal control and a report dated January 22, 2002, on its compliance with laws and regulations. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplemental schedules listed on the preceding contents page are presented for purposes of additional analysis to comply with HUD/IHDA reporting requirements and are not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.



/s/ Philip Rootberg


Chicago, Illinois
January 22, 2002

                          PHILIP ROOTBERG & COMPANY LLP
                               2SOUTH WACKER DRIVE
                               2SOUTH WACKER DRIVE
                         Suite 1800 2SOUTH WACKER DRIVE
                      CHICAGO, IL 60606 2SOUTH WACKER DRIVE
                               2SOUTH WACKER DRIVE

                          Independent Auditor's Report



To the Partners
Thornwood House Associates

We have audited the accompanying balance sheet of Thornwood House Associates (a limited partnership) - IHDA Project No. ML-56 as of December 31, 2001 and 2000, and the related statements of partners' capital, operations and cash flows for the years then ended. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with U.S. generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Thornwood House Associates - IHDA Project No. ML-56 as of December 31, 2001 and 2000, and the results of its operations, partners' capital and its cash flows for the years then ended in conformity with U.S. generally accepted accounting principles.

In accordance with Government Auditing Standards, the Illinois Housing Development Authority=s Financial Reporting and Audit Guidelines for Mortgagors of Multifamily Housing Developments and the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, we have also issued a report dated January 24, 2002, on our consideration of the Partnership's internal control and a report dated January 24, 2002, on its compliance with laws and regulations. Those reports are an integral part of an audit performed in accordance with Government Auditing Standards and should be read in conjunction with this report in considering the results of our audits.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The accompanying supplemental schedules listed on the preceding contents page are presented for purposes of additional analysis to comply with HUD/IHDA reporting requirements and are not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.



/s/ Philip Rootberg


Chicago, Illinois
January 24, 2002

                          INDEPENDENT AUDITORS' REPORT


                          INDEPENDENT AUDITORS' REPORT


To the Partners                                               February 11, 2002
Tradewinds West Limited Dividend Housing Association


         We have audited the accompanying balance sheets of Tradewinds West Limited Dividend Housing Association (a Michigan Limited Partnership), as of December 31, 2001, 2000 and 1999, and the related statements of profit and loss, changes in partners' deficit and cash flows for the years then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with auditing standards generally accepted in the United States of America and Government Auditing Standards issued by the Comptroller General of the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Tradewinds West Limited Dividend Housing Association as of December 31, 2001, 2000 and 1999 and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

         Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental information is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly presented in all material respects in relation to the basic financial statements taken as a whole.


                                                 Maner, Costerisan & Ellis, P.C.

[

INDEPENDENT AUDITORS' REPORT


To the Partners
Valley View Associates
(An Illinois Limited Partnership)
Rockford, Illinois

We have audited the accompanying balance sheets of Valley View Associates (an Illinois Limited Partnership), Illinois Housing Development Authority (IHDA) Project No. ML-43 as of December 31, 2001 and 2000, and the related statements of operations, partners' deficit, and cash flows for each of the three years in the period ended December 31, 2001. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America, Government Auditing Standards, issued by the Comptroller General of the United States, the Consolidated Audit Guide for Audits of HUD Programs (the Guide), issued by the U.S. Department of Housing and Urban Development, Office of the Inspector General in August, 1997, and the Illinois Housing Development Authority's Financial Reporting and Audit Guidelines for Mortgagors of Multifamily Housing Developments issued in October, 1997. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Valley View Associates (an Illinois Limited Partnership) at December 31, 2001 and 2000, and the results of its operations and the changes in partners' deficit and cash flows for each of the three years in the period ended December 31, 2001 in conformity accounting principles generally accepted in the United States of America.

In accordance with Government Auditing Standards, the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, and the Illinois Housing Development Authority's Financial Reporting and Audit Guidelines for Mortgagors of Multifamily Housing Developments we have also issued reports dated January 23, 2002, on our consideration of Valley View Associates' internal control structure, compliance with specific requirements applicable to major (HUD/IHDA)-Assisted programs, and specific requirements applicable to affirmative fair housing.


                                                       /s/ Charles W. Isely
Rockford, Illinois
January 23, 2002

INDEPENDENT AUDITORS' REPORT


To the Partners
Westport Associates
(An Illinois Limited Partnership)
Rockford, Illinois

We have audited the accompanying balance sheets of Westport Associates (an Illinois Limited Partnership), Illinois Housing Development Authority (IHDA) Project No. ML-45, as of December 31, 2001 and 2000, and the related statements of operations, partners' deficit, and cash flows for each of the three years in the period ended December 31, 2001. These financial statements are the responsibility of the Partnership's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America, Government Auditing Standards issued by the Comptroller General of the United States, the Consolidated Audit Guide for Audits of HUD Programs (the Guide), issued by the U.S. Department of Housing and Urban Development, Office of the Inspector General in August, 1997 and the Illinois Housing Development Authority's Financial Reporting and Audit Guidelines for Mortgagors of Multifamily Housing Developments issued in October, 1997. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Westport Associates (an Illinois Limited Partnership) at December 31, 2001 and 2000, and the results of its operations and the changes in partners' deficit and cash flows for each of the three years in the period ended December 31, 2001 in conformity with accounting principles generally accepted in the United States of America.

In accordance with Governmental Auditing Standards, the Consolidated Audit Guide for Audits of HUD Programs issued by the U.S. Department of Housing and Urban Development, and the Illinois Housing Development Authority's Financial Reporting and Audit Guidelines for Mortgagors of Multifamily Housing Developments, we have also issued reports dated January 22, 2002, on our consideration of Westports Associates' internal control structure, compliance with specific requirements applicable to major (HUD/IHDA)-assisted programs, and specific requirements applicable to affirmative fair housing.


                                                           /s/ Charles W. Isely
January 22, 2002